UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2012

SPINDLE, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-145088	20-8241820
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18835 North Thompson Peak Parkway
Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 335-7351

_________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

On October 29, 2012 Spindle, Inc. (the "Company") held its annual meeting of stockholders.  At the annual meeting, the following directors were elected:

Name of Director	For	Against	Withheld

Glenn Bancroft	10,869,174	5,825	0

John M. Devlin, Jr.	10,874,999	0	0

David Ide	10,869,174	5,825	0

At the annual meeting, the following proposals were approved:

Proposal	For	Against	Abstain

Confirmation of Weaver Martin & Samyn, LLC as the Company's independent auditors for the fiscal year ending December 31, 2013.	10,874,999	0	0

Approval of the Spindle, Inc. 2012 Stock Incentive Plan.	9,589,403	1,285,596	0

Approval of an amendment to Article II, Section 3 of the Company's bylaws.	10,819,174	55,825	0

No broker non-votes were reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2012

SPINDLE, INC.

By:/s/ William Clark

      William Clark, President

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